UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2025

Evolv Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39417	84-4473840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Totten Pond Road, 4th Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 374-8100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	EVLV	The Nasdaq Stock Market
Warrants to purchase one share of Class A common stock	EVLVW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with new executive leadership, on January 21, 2025, Evolv Technologies Holdings, Inc. (the “Company”) decided to make a leadership change and Jay Muelhoefer will no longer serve as the Chief Commercial Officer of the Company, effective February 7, 2025. In connection with his departure, Mr. Muelhoefer will be eligible to receive severance payments and benefits, pursuant to the terms of the Company’s Severance and Change in Control Plan. Such severance payments and benefits will be subject to Mr. Muelhoefer’s execution and delivery of an enforceable release of claims against the Company and related parties.

Item 7.01 Regulation FD Disclosure.

On January 24, 2025, the Company issued a press release announcing Mr. Muelhoefer’s departure and the hiring of Robert Marshall, described below under Item 8.01, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 21, 2025, the Company hired Robert Marshall as the Company’s new Chief Revenue Officer, who previously served as the Chief Operating Officer at Mobile Communications America. Mr. Marshall will assume many of Mr. Muelhoefer’s responsibilities and commence employment on February 3, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolv Technologies Holdings, Inc.

Date: January 24, 2025	By:	/s/ Rachel Roy
	Name:	Rachel Roy
	Title:	General Counsel and Secretary